united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Eric Kane

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2688

Date of fiscal year end: 09/30

Date of reporting period: 9/30/2022

Item 1. Reports to Stockholders.

Marathon Value Portfolio

MVPFX

Annual Report

September 30, 2022

Fund Advisor:

Kovitz Investment Group Partners, LLC.

71 S. Wacker Dr., Suite 1860

Chicago, IL 60606

(312) 334-7300

www.marathonvalue.com

Management Discussion of Fund Performance

Market and Performance Summary

For Fiscal Year 2022 (period from 10/1/21 to 9/30/22), the Marathon Value Portfolio (the “Fund”) decreased 16.18% while the S&P 500 Index was down 15.47% over the same period.

2022 has been a highly volatile year in the capital markets. After a double-digit gain in the fiscal year’s first quarter for both the Fund and the S&P, the final nine months of the year saw each fall over 20%. Elevated levels of global inflation have forced central banks around the world to increase benchmark interest rates at a rapid pace. The volatility has been a product of the uncertainty associated with how high central banks, particularly the Federal Reserve in the U.S., will need to increase interest rates to bring the pace of rising prices back to mandated levels. Investors detest uncertainty oftentimes more than bad news itself. One can price news while pricing uncertainty requires imagination. Imaginations have been running wild as to how far these rate increases may go and how that may negatively impact the economy and, in turn, company earnings.

In Wall Street parlance, volatility is a proxy for risk. At Kovitz, we believe this definition is misguided. To us volatility is nothing more than a function of how often investors change their mind. Real risk is about losing capital that can’t be earned back. For example, investing in a company with a lousy balance sheet is a risk. Deteriorating fundamentals may leave the company unable to service its debt, which could lead to a bankruptcy filing, permanently impairing its equity investors’ capital. This money is permanently gone. Mark-to-market losses due to worsening sentiment are more likely to be temporary reflections of the market’s fickle relationship between price and value than permanent impairments of capital. This is particularly true if these short-term losses are in financially strong and competitively advantaged companies like the kind we tend to focus on.

Company intrinsic values change at a glacial pace even if manic investors try to price them by the second. It’s why we believe it’s so important to ignore the vagaries of market psychology and focus almost exclusively on long-term, company-specific fundamentals. Macroeconomic and geopolitical concerns only serve to deflect attention from what’s important for long run investment success: owning businesses that possess durable competitive advantages that allow them to steadily grow intrinsic value over time and buying these businesses with a margin of safety. We have more confidence in our ability to value businesses than to predict the direction of the economy or the shifting tides of the crowd. As Warren Buffett once quipped, “Why scrap an informed decision for an uninformed one?”

While a recession is a likely outcome in the near-term, stock prices may have already discounted the worst of any economic decline. We cannot say with certainty whether the final low of this bear market has yet been seen, but we are also of the belief that the stock market is likely to be significantly higher in several years’ time.

We, however, attempt to approach all the current doom and gloom with a sense of measured confidence borne from our investment experience. Ultimately, stock prices converge to business values, and we think it’s very unlikely that today’s prices for most securities reflect the underlying values of the businesses they represent. Volatility may linger as the Fed continues its tightening policy, but today’s markets are creating opportunities for active and thoughtful managers.

At the end of the fiscal year, the Fund’s portfolio was invested in what we believe are high-quality businesses that will compound their earnings at attractive rates for a long time to come. “Compounders,” as we call them, generally describes companies that have stable business models with robust competitive advantages that enable them to potentially earn superior returns on invested capital. As earnings get invested back into the business at similar high capital returns, the value of the business grows from a larger base, year after year. Just like a small snowball when rolled down a snow-covered hill picks up more and more snow with each revolution and ends up at the bottom being multiples of its original size.

Volatility may linger as the Fed continues its tightening policy, but today’s markets are creating opportunities for active and thoughtful managers.

-------------------------------------------

Fund management’s general approach to investing has been developed with the goal of seeking long-term capital appreciation through high risk-adjusted returns. Relying on a fundamental, research-driven process, we strive to build diversified portfolios of equity investments through the purchase of competitively advantaged and financially strong companies at prices substantially less than our estimate of their intrinsic values. The goal is simply to make solid decisions on the basis of justifiable premises and valid logic to assemble a portfolio of high-quality companies and hold onto them so that their inherent ability to compound in value will determine how the Fund performs over the long term.

Performance Attribution

On a sector basis, the largest contributor to our performance relative to the S&P 500 was Consumer Discretionary as security selection substantially outperformed the benchmark. Financials, followed by Information Technology were the next largest contributors also based on security selection.

Detracting the most from relative performance was the Energy sector as the fund had no exposure to the sector with highest return for the year. Health care also detracted as security selection was worse than the benchmark.

The individual positions that contributed the most to performance during the year were Alleghany, ADP, Costco, EastGroup Properties, and Pepsi.

The individual positions that detracted the most from performance during the fiscal year were Alphabet, Walt Disney, Stryker, Microsoft, and Equifax.

10 Largest Positions

As of September 30, 2022, the Fund’s ten largest positions were Lowe’s (5.5%), Microsoft (5.4%), Alphabet (5.2%), Apple (4.8%), Costco (4.4%), Berkshire Hathaway (4.3%), Becton Dickinson (4.1%), Texas Instruments (3.9%), McDonald’s (3.4%), and Automatic Data Processing (3.3%), comprising 44.3% of the Fund’s assets.

Marathon Value Portfolio Performance History (net of fees) As of 9/30/2022
		-----------------------Annualized Returns-----------------------
	1-Year	3-Year	5-Year	10-Year	Since Inception (3/28/00)
MVPFX	-16.18%	4.47%	6.74%	8.95%	7.80%
S&P 500	-15.47%	8.16%	9.24%	11.70%	5.93%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-695-3729. The total expense ratio is 0.99%. This operating expense limitation does not apply to interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales, expenses incurred under a Rule 12b-1 plan of distribution, “acquired fund fees and expenses,” and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement.

Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks. Current and future portfolio holdings are subject to risk.

The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged, and investors cannot actually make investments in this index.

The views and opinions expressed in this material are of the author and may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. These opinions are current as of the date of this report but are subject to change. There is no guarantee that any forecasts or opinions in this material will be realized. Information should not be construed as investment advice. The information provided in this material should not be considered a recommendation to buy, sell or hold any particular security.

Investing involves risk, including loss of principal. There is no guarantee that this, or any, investing strategy will be successful. Diversification does not ensure a profit or guarantee against loss. Investing in value stocks presents the risk that the stocks may never reach what the adviser believes are their full market values. There are no guarantees that dividend paying stocks will continue to pay dividends.

The Fund may lose money due to fluctuations within the stock market which may be unrelated to individual issuers and could not have been predicted. The price of the securities which the Fund holds may change unpredictably and due to local, regional, international, or global events. These events may include economic downturns such as recessions or depressions; natural occurrences such as natural disasters, epidemics or pandemics; acts of violence such as terrorism or war; and political and social unrest. Due to the prominence of globalization and global trade, the securities held by the Fund may be affected by international and global events. In the case of a general market downturn, multiple asset classes, or the entire market, may be negatively affected for an extended and unknown amount of time. Although all securities are subject to these risk, different securities will be affected in different manners depending on the event.

The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, and charges and expenses and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus by calling 1-800-695-3729. Distributed by Northern Lights Distributors, LLC.

16055312-NLD-11302022

Marathon Value Portfolio
PORTFOLIO REVIEW (Unaudited)
September 30, 2022

The Fund’s performance figures(*) for the periods ended September 30, 2022, compared to its benchmark:

		Five Year	Ten Year	Inception*** through March 31, 2022
	One Year	(Annualized)	(Annualized)	(Annualized)
Marathon Value Portfolio	(16.18)%	6.74%	8.95%	7.80%
S&P 500 Total Return Index **	(15.47)%	9.24%	11.70%	5.93%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s investment advisor has contractually agreed to pay most of the Fund’s operating expenses (with certain exceptions) in return for a “universal fee” of 0.99% (excluding indirect costs of investing in other investment companies and certain other expenses) of the Fund’s net assets. Please review the Fund’s most recent prospectus for more detail on this universal fee. The Fund’s total annual expense ratio is .99% per the Fund’s prospectus dated February 1, 2022. For performance information current to the most recent month-end, please call toll-free 1-800-788-6086.

**	The S&P 500 Total Return Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Fund’s portfolio holdings may differ significantly from the securities held in the Index, and unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. Investors may not invest directly in an index.

***	Inception date is March 28, 2000.

Comparison of the Change in Value of a $10,000 Investment

Portfolio Composition as of September 30, 2022:

Sectors	Percentage of Net Assets
Software	9.3%
Medical Equipment & Devices	9.2%
Internet Media & Services	8.9%
Technology Services	8.9%
Technology Hardware	6.6%
Insurance	6.2%
Retail - Discretionary	6.2%
Machinery	5.8%
Semiconductors	5.8%
Retail - Consumer Staples	4.9%
Other	28.2%
100.0%

Please refer to the Schedule of Investments in this report for a detailed listing of the Fund’s holdings.

MARATHON VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

September 30, 2022

Shares		Fair Value
	COMMON STOCKS — 99.6%
	ASSET MANAGEMENT - 0.9%
4,300	Blackstone, Inc.	$359,910

	BANKING - 0.5%
1,800	JPMorgan Chase & Company	188,100

	BEVERAGES - 2.8%
7,100	PepsiCo, Inc.	1,159,146

	CABLE & SATELLITE - 0.6%
870	Charter Communications, Inc., Class A(a)	263,915

	CHEMICALS - 2.7%
10,000	PPG Industries, Inc.	1,106,900

	DIVERSIFIED INDUSTRIALS - 2.2%
5,050	Illinois Tool Works, Inc.	912,283

	E-COMMERCE DISCRETIONARY - 1.4%
5,000	Amazon.com, Inc.(a)	565,000

	ELECTRICAL EQUIPMENT - 4.7%
15,350	Johnson Controls International plc	755,527
3,200	Keysight Technologies, Inc.(a)	503,552
6,000	TE Connectivity Ltd.	662,160
		1,921,239
	ENGINEERING & CONSTRUCTION - 2.8%
6,100	Jacobs Solutions, Inc.	661,789
3,845	Quanta Services, Inc.	489,815
		1,151,604
	ENTERTAINMENT CONTENT - 2.6%
11,000	Walt Disney Company (The)(a)	1,037,630

	INSURANCE - 6.2%
3,000	Aon plc, CLASS A	803,610

See accompanying notes to financial statements.

MARATHON VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2022

Shares		Fair Value
	COMMON STOCKS — 99.6% (Continued)
	INSURANCE - 6.2% (Continued)
6,500	Berkshire Hathaway, Inc., Class B(a)	$1,735,630
		2,539,240
	INTERNET MEDIA & SERVICES - 8.9%
12,000	Alphabet, Inc., Class A(a)	1,147,800
22,060	Alphabet, Inc., Class C(a)	2,121,069
2,580	Meta Platforms, Inc., Class A(a)	350,054
		3,618,923
	LEISURE FACILITIES & SERVICES - 4.3%
9,300	Las Vegas Sands Corporation(a)	348,936
6,000	McDonald’s Corporation	1,384,440
		1,733,376
	LEISURE PRODUCTS - 0.9%
5,400	Hasbro, Inc.	364,068

	MACHINERY - 5.8%
19,800	Graco, Inc.	1,187,009
9,400	Lincoln Electric Holdings, Inc.	1,181,768
		2,368,777
	MEDICAL EQUIPMENT & DEVICES - 9.2%
8,547	Abbott Laboratories	827,008
7,534	Becton Dickinson and Company	1,678,801
6,000	Stryker Corporation	1,215,240
		3,721,049
	RETAIL - CONSUMER STAPLES - 4.9%
3,800	Costco Wholesale Corporation	1,794,626
1,500	Dollar Tree, Inc.(a)	204,150
		1,998,776
	RETAIL - DISCRETIONARY - 6.2%
3,900	CarMax, Inc.(a)	257,478
12,000	Lowe’s Companies, Inc., B	2,253,720
		2,511,198
	SEMICONDUCTORS - 5.8%
5,373	Analog Devices, Inc.	748,674

See accompanying notes to financial statements.

MARATHON VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2022

Shares		Fair Value
	COMMON STOCKS — 99.6% (Continued)
	SEMICONDUCTORS - 5.8% (Continued)
10,300	Texas Instruments, Inc.	$1,594,234
		2,342,908
	SOFTWARE - 9.3%
2,425	Autodesk, Inc.(a)	452,990
9,500	Microsoft Corporation	2,212,550
3,665	Salesforce, Inc.(a)	527,174
3,450	Splunk, Inc.(a)	259,440
6,800	SS&C Technologies Holdings, Inc.	324,700
		3,776,854
	TECHNOLOGY HARDWARE - 6.6%
14,000	Apple, Inc.	1,934,800
3,380	Motorola Solutions, Inc.	757,019
		2,691,819
	TECHNOLOGY SERVICES - 8.9%
6,000	Automatic Data Processing, Inc.	1,357,140
5,000	Equifax, Inc.	857,150
5,700	Verisk Analytics, Inc.	972,021
2,425	Visa, Inc., Class A	430,801
		3,617,112
	TOBACCO & CANNABIS - 1.4%
6,730	Philip Morris International, Inc.	558,657

	TOTAL COMMON STOCKS (Cost $17,634,119)	40,508,484

	TOTAL INVESTMENTS - 99.6% (Cost $17,634,119)	$40,508,484
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.4%	178,899
	NET ASSETS - 100.0%	$40,687,383

LTD	- Limited Company

PLC	- Public Limited Company

(a)	Non-income producing security.

See accompanying notes to financial statements.

Marathon Value Portfolio

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2022

ASSETS
Investment securities:
At cost	$17,634,119
At fair value	$40,508,484
Cash and cash equivalents	140,354
Dividend receivable	58,106
Receivable for fund shares sold	95
TOTAL ASSETS	40,707,039

LIABILITIES
Investment advisory fees payable (a)	19,656
TOTAL LIABILITIES	19,656
NET ASSETS	$40,687,383

Net Assets Consist Of:
Paid in capital	$2,683,695
Accumulated earnings	38,003,688
NET ASSETS	$40,687,383

Net Asset Value Per Share:
Shares:
Net Assets	$40,687,383
Shares of beneficial interest outstanding (b)	1,525,905

Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$26.66

(a)	See Note 4 in the Notes to Financial Statements.

(b)	Unlimited number of shares of beneficial interest authorized, no par value.

See accompanying notes to financial statements.

Marathon Value Portfolio

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2022

INVESTMENT INCOME
Dividends	$658,564
TOTAL INVESTMENT INCOME	658,564

EXPENSES
Investment advisory fees (a)	550,643
Interest expense	767
TOTAL EXPENSES	551,410

NET INVESTMENT INCOME	107,154

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from investments	17,718,347
Net change in unrealized depreciation on investments	(25,861,300)
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS	(8,142,953)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,035,799)

(a)	See Note 4 in the Notes to Financial Statements.

See accompanying notes to financial statements.

Marathon Value Portfolio
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2022	September 30, 2021
FROM OPERATIONS
Net investment income	$107,154	$170,038
Net realized gain from investments	17,718,347	6,267,711
Net change in unrealized appreciation (depreciation) on investments	(25,861,300)	8,173,086
Net increase(decrease) in net assets resulting from operations	(8,035,799)	14,610,835

DISTRIBUTIONS TO SHAREHOLDERS
Total distribution paid:	(6,051,798)	(4,367,606)
Decrease in net assets from distributions to shareholders	(6,051,798)	(4,367,606)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	645,853	366,108
Reinvestment of distributions to shareholders	5,893,692	4,170,143
Payments for shares redeemed	(13,869,128)	(7,474,203)
Net decrease in net assets from shares of beneficial interest	(7,329,583)	(2,937,952)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(21,417,180)	7,305,277

NET ASSETS
Beginning of Year	62,104,563	54,799,286
End of Year	$40,687,383	$62,104,563

SHARE ACTIVITY
Shares Sold	18,761	11,033
Shares Reinvested	169,310	138,359
Shares Redeemed	(435,035)	(225,742)
Net decrease from share activity	(246,964)	(76,350)

See accompanying notes to financial statements.

Marathon Value Portfolio

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$35.03	$29.63	$30.00	$29.51	$27.43

Activity from investment operations:
Net investment income (a)	0.06	0.09	0.15	0.16	0.17
Net realized and unrealized gain (loss) on investments	(4.90)	7.70	1.76	1.46	3.65
Total from investment operations	(4.84)	7.79	1.91	1.62	3.82

Less distributions from:
Net investment income	(0.06)	(0.19)	(0.14)	(0.17)	(0.21)
Net realized gains	(3.47)	(2.20)	(2.14)	(0.96)	(1.53)
Total distributions	(3.53)	(2.39)	(2.28)	(1.13)	(1.74)

Net asset value, end of year	$26.66	$35.03	$29.63	$30.00	$29.51

Total return (b)	(16.18)%	27.59%	6.60%	6.13%	14.51%

Net assets, end of year (000s)	$40,687	$62,105	$54,799	$62,757	$66,432

Ratio of expenses to average net assets	0.99%	1.07%	1.10%	1.10%	1.10%
Ratio of net investment income to average net assets	0.19%	0.28%	0.52%	0.57%	0.60%
Portfolio Turnover Rate	20%	6%	9%	9%	6%

(a)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes to financial statements.

Marathon Value Portfolio

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

1.	ORGANIZATION

Marathon Value Portfolio (the “Fund’’) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust III, a Delaware statutory trust organized on December 5, 2011 (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act’’). The Fund currently consists of one class of shares. The Fund’s investment objective is to provide shareholders with long-term capital appreciation in a well-diversified portfolio.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”.

Security Valuation – The Fund values its investment at fair value. Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, which approximates fair value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to the Adviser as its valuation designee (the “Valuation Designee”). The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process –The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such

Marathon Value Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2022

independent dealers or other independent parties is unavailable, the Valuation Designee shall determine, the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Fair Value Hierarchy - The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the investments by inputs used as of September 30, 2022, for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$40,508,484	$-	$-	$40,508,484
Total	$40,508,484	$-	$-	$40,508,484

The Fund did not hold any Level 3 securities during the period.

*	Refer to the Schedule of Investments for industry classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Return of capital distributions received from REITs securities are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Marathon Value Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2022

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal Income Taxes – The Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2019 - September 30, 2021 or expected to be taken in the Fund’s September 30, 2022 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2022, cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, amounted to $11,156,209 and $24,268,053, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Kovitz Investment Group Partners, LLC. (the “Advisor”) serves as the Fund’s Investment advisor. Pursuant to an advisory agreement (“Advisory Agreement”) with the Trust, on behalf of the Fund, the Advisor provides investment advisory services and pays the Fund’s operating expenses (except for the following expenses, which are paid by the Fund: brokerage fees and commissions, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto, and any 12b-1 fees) in return for a “universal fee.” For its services to the Fund, the Advisor is entitled to receive an annual fee computed and accrued daily and paid monthly, equal to 0.99% of the Fund’s average daily net assets. For the year ended September 30, 2022 the Advisor earned $550,643 for their services under on the Advisory Agreement.

Northern Lights Distributors, LLC (the “Distributor”) acts as the Fund’s distributor and principal underwriter in a continuous public offering of the Fund shares. During the year ended September 30, 2022, the Distributor received $0 in underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Marathon Value Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2022

Ultimus Fund Solutions, LLC (“Ultimus”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to an administrative servicing agreement with Ultimus, the Fund pays Ultimus customary fees based on aggregate net assets of the Fund as described in the servicing agreement for providing administration, fund accounting, and transfer agency services to the Fund. Certain officers of the Trust are also officers of Ultimus and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus and the Distributor, provides a chief compliance officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from Ultimus (as part of the universal fee).

Blu Giant, LLC (“Blu Giant”), an affiliate of Ultimus and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from Ultimus (as part of the universal fee).

Compensation of Trustees. The total amount paid by the Advisor on behalf of the Fund for the year ended September 30 2022, was $13,839 (as part of the universal fee).

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The below table represents aggregate cost for federal tax purposes as of September 30, 2022, and differs from market value by net unrealized appreciation/depreciation which consisted of:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Total Unrealized Appreciation/Depreciation
$17,636,651	$24,859,611	$(1,987,778)	$22,871,833

The tax character of distributions paid during the years ended September 30, 2022 and September 30, 2021 was as follows:

	Fiscal Year Ended September 30, 2022	Fiscal Year Ended September 30, 2021
Ordinary Income	$203,511	$343,651
Long-Term Capital Gain	5,848,287	4,023,955
Return of Capital	-	-
	$6,051,798	$4,367,606

As of September 30, 2022, the components of accumulated earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gains	Post October Loss and Late Year Loss	Capital Loss Carry Forwards	Other Book/Tax Differences	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficits)
$77,803	$15,054,052	$-	$-	$-	$22,871,833	$38,003,688

The difference between book basis and tax basis undistributed net investment income, accumulated net realized gain, and unrealized appreciation from investments is primarily attributable to the return of capital distribution from a C-Corporation.

Marathon Value Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2022

During the fiscal year ended September 30, 2022, the Fund utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to the use of tax equalization credits resulted in reclassifications for the Funds for the fiscal year ended September 30, 2022 as follows:

Paid in Capital	Distributable Earnings
$2,089,828	$(2,089,828)

6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the outstanding shares of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of September 30, 2022, Charles Schwab & Co. was the record owner of 78.32% of the Fund’s outstanding shares. Charles Schwab & Co. may be the beneficial owner of some or all the shares or may hold the shares for the benefit of others. As a result, Charles Schwab & Co. may be deemed to control the Fund.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements other than noted below.

On November 4, 2022 the Fund filed an N-14 that asks shareholders to consider and vote on a proposal to reorganize the Fund into Kovitz Core Equity ETF which will be managed by the Advisor. The reorganization is expected to take place on or about December 9, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Marathon Value Portfolio and

Board of Trustees of Northern Lights Fund Trust III

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Marathon Value Portfolio (the “Fund”), a series of Northern Lights Fund Trust III, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2004.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 29, 2022

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Marathon Value Portfolio

EXPENSE EXAMPLES (Unaudited)

September 30, 2022

As a shareholder of the Fund, you incur ongoing costs, consisting of the Fund’s universal fee. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2022 to September, 2022 (the “period’’).

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Expenses Paid During Period 4/1/22-9/30/22*	Expense Ratio During the Period 4/1/22-9/30/22
	$1,000.00	$807.40	$4.49	0.99%

Hypothetical (5% return before expenses)	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Expenses Paid During Period 4/1/22-9/30/22*	Expense Ratio During the Period 4/1/22-9/30/22
	$1,000.00	$1,020.10	$5.01	0.99%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

Marathon Value Portfolio

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2022

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011); formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (since August 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-2015); AICPA Auditing Standards Board Member (2009-2012); Academic Fellow, United States Securities and Exchange Commission (2005-2006).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); President, Celeritas Rail Consulting (since June 2014); Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015).

*	As of September 30, 2022, the Trust was comprised of 32 active portfolios managed by 16 unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section

Marathon Value Portfolio

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

September 30, 2022

12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Eric Kane 1981	President	Since August 2022, indefinite	Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (since 2022); Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2020-2022); Vice President and Counsel, Gemini Fund Services, LLC (2017-2020); Assistant Vice President, Gemini Fund Services, LLC (2014- 2017).
Brian Curley 1970	Treasurer	Since February 2013, indefinite	Vice President, Ultimus Fund Solutions, LLC (since 2020); Vice President, Gemini Fund Services, LLC (2015-2020).
Viktoriya Pallino 1995	Secretary	Since August 2022, indefinite	Legal Administrator II, Ultimus Fund Solutions, LLC (since 2021); Legal Administrator I, Ultimus Fund Solutions, LLC (2019-2021); Legal Administration Associate, Gemini Fund Services, LLC (2017-2019).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-800-788-6086.

Marathon Value Portfolio

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

September 30, 2022

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal period ended September 30, 2022, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

PRIVACY NOTICE	Rev. February 2014

NORTHERN LIGHTS FUND TRUST III

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ assets, account transfers and transaction history
■ investment experience and risk tolerance
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes – to offer our products and services to you	NO	We don’t share.
For joint marketing with other financial companies	NO	We don’t share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	NO	We don’t share.
For our affiliates’ everyday business purposes – information about your creditworthiness	NO	We don’t share.
For our affiliates to market to you	NO	We don’t share.
For nonaffiliates to market to you	NO	We don’t share.

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?	We collect your personal information, for example, when you
	■	open an account or give us contact information
	■	provide account information or give us your income information
	■	make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
	■	sharing for affiliates’ everyday business purposes—information about your creditworthiness
	■	affiliates from using your information to market to you
	■	sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	■	Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
	■	Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	■	Northern Lights Fund Trust III doesn’t jointly market.

Marathon Value Portfolio

OTHER INFORMATION (Unaudited)

September 30, 2022

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov. Finally, the information on the Fund’s Form N-PORT is available, upon request, by calling the Fund at (800) 788-6086.

Proxy Voting Policy

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling (800) 788-6086 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Northern Lights Fund Trust III

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

ADVISOR

Kovitz Investment Group Partners, LLC

71 S. Wacker Dr., Suite 1860

Chicago, IL 60606

ADMINISTRATOR

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

TRANSFER AGENT

Ultimus Fund Solutions LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company Ltd.

1350 Euclid Avenue

Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine LLP

41 South High Street

Suite 1700

Columbus, OH 43215

CUSTODIAN BANK

Huntington National Bank

41 South High Street

Columbus, OH 43215

Marathon-AR22

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2022 – $14,000

2021 – $14,000

(b)	Audit-Related Fees

2022– None

2021 – None

(c)	Tax Fees

2022 – $3,500

2021 – $3,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2021 - None

2020 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2022	2021
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2022 - $3,500

2021 –$3,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(a)(4) Disclosure regarding change in registrant’s independent registered public accountant is attached hereto.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Eric Kane

Eric Kane, Principal Executive Officer/President

Date 12/5/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Eric Kane

Eric Kane, Principal Executive Officer/President

Date 12/5/2022

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 12/5/2022